CANADA
PROVINCE OF BRITISH COLUMBIA

NUMBER

295358

Province of British Columbia
Ministry of Consumer and Corporate Affairs
REGISTRAR OF COMPANIES

COMPANY ACT

Certificate of Incorporation

I HEREBY CERTIFY THAT

SCIMITAR SYSTEMS INC.

HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT

GIVEN UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA,

THIS 15TH DAY OF JULY, 1985

ROBERTA J. LOWDON
DEPUTY REGISTRAR OF COMPANIES

CANADA
PROVINCE OF BRITISH COLUMBIA

NUMBER

295358

Province of British Columbia
Ministry of Finance and Corporate Relations
REGISTRAR OF COMPANIES

COMPANY ACT

Certificate

I HEREBY CERTIFY THAT

SCIMITAR SYSTEMS INC.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

GYPSY RESOURCES LTD.

GIVEN UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA,

THIS 12TH DAY OF MAY, 1987

Roberta J. Lowdon

ROBERTA J. LOWDON
DEPUTY REGISTRAR OF COMPANIES

CANADA

PROVINCE OF BRITISH COLUMBIA

NUMBER

295358

Province of British Columbia

Ministry of Finance and Corporate Relations

REGISTRAR OF COMPANIES

COMPANY ACT

CERTIFICATE

I HEREBY CERTIFY THAT

GYPSY RESOURCES LTD.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

PACIFIC CENTURY EXPLORATIONS LTD.

GIVEN, UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA

THIS 2ND DAY OF FEBRUARY, 1990

DAVID W. BOYD

REGISTRAR OF COMPANIES

NUMBER: **295358**

CERTIFICATE
OF
CHANGE OF NAME

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

I Hereby Certify *that*

PACIFIC CENTURY EXPLORATIONS LTD.

has this day changed its name to

GOLDWATER RESOURCES LTD.

Issued *under my hand at Victoria, British Columbia*
on June 09, 1994

JOHN S. POWELL
Registrar of Companies

BRITISH COLUMBIA

NUMBER: **295358**

CERTIFICATE OF CHANGE OF NAME

COMPANY ACT

***I Hereby Certify** that*

GOLDWATER RESOURCES LTD.

has this day changed its name to

FIRST GOLDWATER RESOURCES INC.

***Issued** under my hand at Victoria, British Columbia on December 23, 1999*

JOHN S. POWELL
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries

Number: BC0295358

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that FIRST GOLDWATER RESOURCES INC. changed its name to BAJA MINING CORP. on July 19, 2004, at 03:32 PM Pacific Time.

Issued under my hand at Victoria, British Columbia

On July 19, 2004

JOHN S. POWELL
Registrar of Companies
Province of British Columbia
Canada